MOOMJIAN, WAITE & COLEMAN, LLP

ATTORNEYS AT LAW
100 JERICHO QUADRANGLE
SUITE 208
JERICHO, NEW YORK 11753

(516) 937-5900
FAX (516) 937-5050
WWW.MWCLLP.COM

LONNIE COLEMAN
GARY T. MOOMJIAN
KEVIN W. WAITE

JILL T. BRAUNSTEIN
LISA DVOSKIN
LYNDA MADERA VAILLANT

NEW YORK CITY OFFICE
800 THIRD AVENUE
17TH FLOOR
NEW YORK, NY 10022

OF COUNSEL
GAIL M. BLASIE
REBECCA NUNBERG
PETER PAPAGIANAKIS

June 19, 2015

Via Federal Express Overnight Delivery

Carlos E. Chang, Director
AloStar Business Credit
3630 Peachtree Road, NE, Suite 1050
Atlanta, GA 30326

Re: Lakeland Industries, Inc. to Capitol Restoration Dry Cleaners, Inc.
701-7 Koehler Avenue, Ronkonkoma, NY 11779 (the "Premises")
Lakeland Industries, Inc. w/Alostar Bank of Commerce

Dear Mr. Chang:

This will confirm that the closing of the sale of the above-referenced Premises took place this morning. As agreed, the net proceeds of the sale ($482,350.10) are enclosed herewith to be applied toward and pay down the current mortgage obligation between Lakeland Industries, Inc. and Alostar Bank of Commerce.

Specifically, enclosed please find the following checks payable to Alostar Bank of Commerce:

1. People's United Bank, Cashier's Check #8334113:	$379,650.00
2. People's United Bank, Cashier's Check #8334112:	$ 61,920.00
3. People's United Bank, Cashier's Check #8330010:	$ 30,639.00
4. Moomjian, Waite & Coleman, LLP, IOLA Escrow Check #1087:	$ 10,141.10
TOTAL	$482,350.10

If you have any questions, please feel free to call me.

Sincerely,

Lisa Dvoskin

Enclosures

People's United Bank

Cashier's Check

8334113

Reference ______ Date 06/19/2015

52101-A1364ZT

$******379,650.00******

Pay THREE HUNDRED SEVENTY NINE THOUSAND SIX HUNDRED FIFTY DOLLARS AND ZERO CEN

To the Order of *ALOSTAR BANK OF COMMERCE*

CASHIER'S CHECK

Authorized Signature

Notice to Customers: The purchase of an indemnity bond may be required before this check will be replaced or refunded in the event it is lost, misplaced or stolen.

Member FDIC CK-002

⑈8334113⑈ ⑆221172186⑆ ⑈17000295⑈

People's United Bank

Cashier's Check

8334112

Reference ______ Date 06/19/2015

52101-A1364ZT

$*******61,920.00******

Pay SIXTY ONE THOUSAND NINE HUNDRED TWENTY DOLLARS AND ZERO CENTS

To the Order of *ALOSTAR BANK OF COMMERCE*

CASHIER'S CHECK

Authorized Signature

Notice to Customers: The purchase of an indemnity bond may be required before this check will be replaced or refunded in the event it is lost, misplaced or stolen.

Member FDIC CK-002

⑈8334112⑈ ⑆221172186⑆ ⑈17000295⑈

People's United Bank

Cashier's Check

8330010

Reference ______ Date 06/18/2015

51803-A1366WP

$*******30,639.00******

Pay THIRTY THOUSAND SIX HUNDRED THIRTY NINE DOLLARS AND ZERO CENTS

To the Order of *ALOSTAR BANK OF COMMERCE*

CASHIER'S CHECK

Authorized Signature

Notice to Customers: The purchase of an indemnity bond may be required before this check will be replaced or refunded in the event it is lost, misplaced or stolen.

Member FDIC CK-002

⑈8330010⑈ ⑆221172186⑆ ⑈17000295⑈

1087

MOOMJIAN WAITE WACTLAR & COLEMAN LLP
IOLA ACCOUNT
100 JERICHO QUADRANGLE STE 225
JERICHO, NY 11753

1-1357/260

DATE 6-18-15

PAY TO THE ORDER OF Alostar Bank of Commerce $ 10,141.10/100

ten thousand one hundred forty one & 10/100 DOLLARS

SIGNATURE BANK
Private Client Group 214
100 Jericho Quadrangle
Jericho, NY 11753

FOR

Gary T. Moomjian

MP

⑈001087⑈ ⑆026013576⑆ 1501092084⑈